Exhibit 99.77(q)

Item 77 Q. Exhibits

(a)(1)	Articles Supplementary dated April 6, 2017 (classification and designation of class P2 shares of Voya Emerging Markets Index Portfolio, Voya International Index Portfolio, Voya Russell Mid Cap Index Portfolio, Voya Russell Small Cap Index Portfolio, and Voya U.S. Bond Index Portfolio) – Filed as an Exhibit to Post-Effective Amendment No. 86 to the Registrant’s Form N-1A Registration Statement on April 27, 2017 and incorporated herein by reference.

(e)(1)	Waiver Letter dated May 1, 2017 to the Amended and Restated Investment Management Agreement between Voya Investments, LLC and Voya Variable Portfolios, Inc., dated November 18, 2014, as amended and restated on May 1, 2015 with respect to Voya RussellTM Large Cap Growth Index Portfolio, Voya RussellTM Large Cap Value Index Portfolio, and Voya RussellTM Mid Cap Growth Index Portfolio – Filed as an Exhibit to Post-Effective Amendment No. 86 to the Registrant’s Form N-1A Registration Statement on April 27, 2017 and incorporated herein by reference.

(e)(2)	Waiver Letter dated May 1, 2017 to the Amended and Restated Investment Management Agreement between Voya Investments, LLC and Voya Variable Portfolios, Inc., dated November 18, 2014, as amended and restated on May 1, 2015 with respect to Voya Australia Index Portfolio, Voya Euro STOXX 50® Portfolio, Voya FTSE 100 Index® Portfolio, and Voya Japan TOPIX Index® Portfolio – Filed as an Exhibit to Post-Effective Amendment No. 86 to the Registrant’s Form N-1A Registration Statement on April 27, 2017 and incorporated herein by reference.

(e)(3)	Side Letter Agreement dated May 1, 2017 to the Amended and Restated Investment Management Agreement between Voya Investments, LLC and Voya Variable Portfolios, Inc., dated November 18, 2014, as amended and restated on May 1, 2015 with respect to Voya Russell™ Large Cap Growth Index Portfolio and Voya Russell™ Large Cap Value Index Portfolio – Filed as an Exhibit to Post-Effective Amendment No. 86 to the Registrant’s Form N-1A Registration Statement on April 27, 2017 and incorporated herein by reference.

(e)(4)	Waiver Letter dated January 1, 2017 to the Amended and Restated Investment Management Agreement between Voya Investments, LLC and Voya Variable Portfolios, Inc., dated November 18, 2014, as amended and restated on May 1, 2015 with respect to Voya Emerging Markets Index Portfolio – Filed herein.

(e)(5)	Waiver Letter dated January 1, 2017 to the Amended and Restated Investment Management Agreement between Voya Investments, LLC and Voya Variable Portfolios, Inc., dated November 18, 2014, as amended and restated on May 1, 2015 with respect to Voya Hang Seng Index Portfolio – Filed herein.

(e)(6)	Waiver Letter dated May 1, 2017 to the Sub-Advisory Agreement between Voya Investments, LLC and Voya Investment Management Co. LLC dated November 18, 2014 with respect to Voya Australia Index Portfolio, Voya Emerging Markets Index Portfolio, Voya Euro STOXX 50® Portfolio, Voya FTSE 100 Index® Portfolio, and Voya Japan TOPIX Index® Portfolio – Filed as an Exhibit to Post-Effective Amendment No. 86 to the Registrant’s Form N-1A Registration Statement on April 27, 2017 and incorporated herein by reference.